UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED

IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant
☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐

Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒

Definitive Proxy Statement
☐

Definitive Additional Materials
☐

Soliciting Material under §240.14a-12
BIMINI CAPITAL MANAGEMENT,

INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒

No fee required.
☐

Fee paid previously with preliminary materials.
☐

Fees paid on table in exhibit required by item 25(b) per Exchange Act Rules 14a

-6(i)(1) and 0-11.

3305 Flamingo Drive
Vero

Beach, Florida 32963
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2022
Dear Stockholder:
The 2022 Annual Meeting of Stockholders of Bimini Capital Management,

Inc., a Maryland corporation, will
be held at our principal executive office, located at 3305

Flamingo Drive, Vero

Beach, Florida on June 14, 2022, at
8:00 a.m., Eastern Time, for the following

purposes:
1.

To elect one Class I director,

to serve until the 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualified;
2.

To ratify the appointment

of BDO USA, LLP as our independent registered public accounting firm for the
year ending December 31, 2022; and
3.

To consider

and vote upon such other business as may properly come before the annual meeting or any
adjournments or postponements thereof.
The Board of Directors has fixed the close of business on April 14, 2022 as the record date for the annual
meeting. Only holders of record of our Class A Common Stock and Class B Common

Stock, $0.001 par value per
share, as of that date are entitled to notice of, and to vote at, the annual meeting and any adjournment or
postponement thereof. A list of stockholders entitled to vote at the annual meeting will be available at the annual
meeting.
Your

vote is very important. If you do not provide voting instructions, your shares will not be voted or
counted on several important matters. We

urge you to vote as soon as possible after you receive these proxy materials, even if you plan on attending the annual meeting. These materials explain how to vote via mail,
phone or Internet.
Admission to the annual meeting will be by admission ticket only.

If you are a stockholder of record and plan to
attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that
you may gain admission to the meeting. If your shares are held through a broker,

please contact your broker and
request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership,
which will gain you admission to the annual meeting.
By Order of the Board of Directors,
Robert E. Cauley
Chairman of the Board and CEO
Vero

Beach, Florida
April 21, 2022

TABLE OF CONTENTS
Page
Proxy Statement
1
Proxy Statement Summary
2
Environmental, Social and Governance (“ESG”) Achievements and

Highlights
3
General Information About Voting
5
Proposal 1: Election of Class I Director
7
Nominee for Director
8
Continuing Directors
8
Corporate Governance
10
Compensation Committee Interlocks and Insider Participation
13
Compensation of Directors
14
Proposal 2: To

Ratify the Selection of Independent Registered Public Accounting Firm
15
Pre-Approval Policies and Procedures of Our Audit Committee
16
Fee Disclosure
16
Audit Committee Report
17
Executive Officers
18
Compensation Discussion and Analysis
19
Compensation Committee Report
20
Executive Compensation
21
Security Ownership of Management and Certain Beneficial Owners
24
Delinquent Section 16(a) Reports
25
Code of Business Conduct and Ethics
26
Certain Relationships and Related Parties
27
Stockholder Communications
29
Proposals of Stockholders
29
“Householding” of Proxy Statement and Annual Report
29
2021 Annual Report
30
Other Matters
30
Adjournments
30

BIMINI CAPITAL MANAGEMENT,

INC.
3305 Flamingo Drive
Vero

Beach, Florida 32963
(772) 231-1400
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2022
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the
“Board of Directors” or the “Board”) of Bimini Capital Management,

Inc., a Maryland corporation, for use at our
2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on

June 14, 2022, at 8:00 a.m. Eastern
Time at the principal executive office

of Bimini Capital Management,

Inc., 3305 Flamingo Drive, Vero

Beach,
Florida 32963, and for the purposes set forth in the accompanying

Notice of Annual Meeting of Stockholders, and at
any adjournments or postponements to the meeting. Unless the context requires otherwise, references in this proxy
statement to “BMNM,” “our company,”

“we,” “us” and the “Company” refer to Bimini Capital Management

,

Inc.
This proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our
annual report on Form 10-K with audited financial statements for the year ended December 31, 2021 (our “2021
Annual Report”), are first being sent to our common stockholders on or about

April 21, 2022.
IMPORTANT

NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS

FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON JUNE 14, 2022:
This proxy statement and our 2021 Annual Report are available on the Internet at
https://ir.

biminicapital.com
.
On this website, you will be able to access this proxy statement, our 2021 Annual

Report, and any amendments or
supplements to the foregoing material that is required to be furnished to stockholders.
At the Annual Meeting, action will be taken to:
(i)

elect one Class I director, to hold office

until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified; and
(ii)

ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm
for the fiscal year ending December 31, 2022.
At the discretion of the proxy holders, proxies may be voted on any other business that may properly come
before the Annual Meeting or any adjournment of the Annual Meeting.

PROXY STATEMENT

SUMMARY
This summary highlights certain information contained elsewhere in this proxy statement. This summary
does not contain all of the information you should consider,

and you should read the entire proxy statement
carefully before voting.
Our Company
Bimini Capital Management,

Inc., a Maryland corporation (“Bimini,” the “Company,” “we” or “us”), is a specialty finance company that operates in two business segments: investing in mortgage-backed securities (“MBS”)
and Orchid Island Capital, Inc. (“Orchid”) common stock in our own portfolio,

and serving as the external manager
of Orchid which also invests in MBS.

In both cases, the principal and interest payments of these MBS are guaranteed by Fannie Mae, Freddie Mac or the Government National Mortgage

Association and are backed
primarily

by single-family residential mortgage loans. We

refer to these types of MBS as “Agency MBS.” The
investment strategy focuses on, and the portfolios consist of, two categories of Agency MBS: (i) traditional pass-
through Agency MBS, such as mortgage pass-through certificates and collateralized mortgage obligations and (ii)
structured Agency MBS, such as interest only securities, inverse interest only securities and principal only
securities, among other types of structured Agency MBS. The Company’s operations are classified into two
principal reportable segments: the asset management segment and the investment portfolio segment.
The investment portfolio segment includes the investment activities conducted at Bimini Capital’s wholly
owned subsidiary, Royal

Palm Capital, LLC (“Royal Palm”). The investment portfolio segment receives revenue in
the form of interest and dividend income on its investments. References to the general management of the
Company’s portfolio of

MBS refer to the operations of Royal Palm.
The Company, through

Royal Palm’s wholly owned subsidiary,

Bimini Advisors Holdings, LLC (“Bimini
Advisors”), serves as the external manager of Orchid and from this arrangement the Company receives management
fees and expense reimbursements.

The asset management segment includes these investment advisory services
provided by Bimini Advisors to Orchid.
ITEMS OF BUSINESS AND VOTING RECOMMENDATIONS
Items for Vote Board Recommendation
1.  Elect the one Class I director named in this proxy statement..........................................

FOR
2.  Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2022 ................................................................

.....................

FOR
Stockholders may be asked to consider any other business properly brought before the meeting or any
adjournment or postponement thereof. The Board is not aware of any other business that might be brought before the
meeting.
VOTING AND ADMISSION TO 2022

ANNUAL MEETING OF STOCKHOLDERS
Voting
. Stockholders as of the record date, April 14, 2022, will be entitled to vote. Each share of Class A
Common Stock and Class B Common Stock outstanding on the record date is entitled to one vote for each share of
our common stock held.
Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible by:
Accessing the Internet
Calling toll-free from the
United States, U.S. territories
and Canada
Mailing your signed proxy or
voting instruction form
Check your proxy or voting instruction form

for the web address of our Internet voting site and toll-free telephone voting number.
Each stockholder’s vote is important. Please submit your vote and proxy via the Internet, by telephone, or
complete, sign, date and return your proxy or voting instruction form.

ENVIRONMENTAL, SOCIAL

AND GOVERNANCE (“ESG”) ACHIEVEMENTS AND HIGHLIGHTS
The

Company

views

effective

oversight

and

management of

ESG

issues and

their associated

risks

by the

full
Board as

important to

the execution of

its business strategy

and to its

long-term success.

We

seek to

drive financial
performance

while

engaging

in

environmentally

and

socially

responsible

business

practices

grounded

in

sound
corporate governance. We believe that disclosure about

our ESG practices

allows our stockholders to

see our company
holistically

and understand

its trajectory

beyond business

fundamentals

and financial

metrics. Although

we have

a
limited ability to take action on a

large scale because we only have one

office and few employees, we continue to seek
to

manage

our

business

in

a

way

that

provides

positive

financial,

environmental

and

social

outcomes

for

our
stakeholders.
Environmental Initiatives
The Company has undertaken a number of green initiatives that conserve energy and reduce waste in an effort to minimize the impact of our operations on the environment.
Recycling
.

We

use

an

outside

vendor

to

collect

all paper

products

produced

by our

operations

to

collect

and
recycle the paper

on a regular basis.

Whenever possible, we

recycle electronic equipment

and ink cartridges

and use
recycled paper products to further reduce our impact on the environment.
Reusable Drinkware
. We

provide employees

with reusable

drinkware to

reduce disposable

cups and

single use
drink products.
Reduced Electricity Usage
. We attempt to minimize

our use of electricity in operating our business. The
primary uses of electricity in our business are lighting, temperature control and technology. While we are limited

in
our ability to limit the use of electricity for our use of technology,

we have made investments into our office to
reduce the amount of electricity used in lighting and temperature control. For example,

we have reduced the wattage
of all office lighting to the fullest extent possible and installed shutters on all windows to reduce the effect of
sunlight on the ambient temperature inside our office building.

We also installed Icynene

insulation to further
reduce our consumption of electricity.

These collective actions permit us to maintain a comfortable temperature in
our office with the minimal consumption of electricity.

Socially Conscious
Our

employees

drive

our

success

and

we

are

committed

to

investing

in

their

professional

and

personal
development.

We

strive

to

create

a

dynamic

environment

where

all

employees

can

achieve

and

contribute.

Our
employees

enjoy

what

we

believe

are

excellent

subsidized

health

and

wellness

benefits,

reimbursed

professional
training and development, on-site food and beverages and telecommuting opportunities.
We value diversity

and inclusion in our employees.

Among our employees, 28% are women.
The Company

plays an

integral role

in providing

permanent financing

for residential

mortgages originated

for
American

homeowners

across

the

United

States,

and

thus

supports

home

ownership

in

the

United

States.

Home
ownership

has

long

been

considered

to

be

an

important

way

for

individuals

to

create

wealth

and

develop

strong
communities. As of December 31, 2021, the Company

owned Agency MBS backed by 26,118 home loans and

owned
a partial

interest in

Agency MBS

backed

by 635,749

more home

loans. Of

these loans

approximately

20.4% were
made to first time

home buyers. Approximately 99.9% of

our assets are backed

by loans made to

Americans with GSE
conforming loan sizes, homeowners who make up the backbone of the American economy.
Governance Highlights
We

are

committed

to

sound

corporate

governance,

which

strengthens

the

accountability

of

our

Board

and
promotes the long-term interests of our

stockholders. We believe that our corporate governance standards and policies yield honest, transparent and

accountable directors and executive

officers. The summary

below highlights our Board
and leadership practices and notable stockholder rights, as further discussed below.

● Majority of directors are independent (2 out of 3 current directors).
● All Board committees are composed of independent directors.
● Independent directors conduct executive sessions.
●
Directors maintain open communication and strong working relationships among themselves and
regular access to management.
● Directors conduct robust annual Board and committee self-assessments.
●
Executives are prohibited from pledging, hedging or engaging in short sales involving our securities.
●
Majority voting for the uncontested election of directors where directors are elected by a majority of
the votes cast.
●
Full member of National Association of Corporate Directors that provides our directors with access to
Board education opportunities.

●
Board members and senior management attend seminars conducted by industry experts covering
accounting, corporate governance and legal issues.
●
Company maintains a Code of Business Conduct and Ethics, Code of

Ethics for Senior Financial
Officers and Corporate Governance Guidelines.
●
Company maintains a Confidential Whistleblower Policy and Related Party

Transaction Policy.
●
In 2021, we began the process of internalizing certain repurchase agreement trading, clearing and
related administrative services, which will provide the Company greater control over these processes
and enhance risk oversight over these functions.
Governance Documents
Governance policies and other governance documents are available on the Company’s website at:
https://ir.

biminicapital.com
. The information on our website is not a part of this proxy statement.

GENERAL INFORMATION

ABOUT VOTING
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board. We will bear the expense of soliciting proxies
for the Annual Meeting, including the mailing cost. In addition to solicitation by mail, our officers or an agent of our
designation may solicit proxies from stockholders by telephone, e-mail,

facsimile or personal interview.

Our officers
receive no additional compensation for such services. Upon request, we will reimburse brokers, dealers, banks and
trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial
owners of our common stock.
Voting

Securities
The Board of Directors has fixed the close of business on April 14, 2022 as the record date (the “Record Date”)
for determining the holders of our Class A and Class B common stock entitled to receive notice of and to vote at the
Annual Meeting and any adjournments or postponements thereof.

On the Record Date, there were 10,507,189 shares
of our Class A Common Stock and 31,938 shares of our Class B Common

Stock outstanding, representing the only
classes of voting stock of the Company issued and outstanding as of such date.

Each holder of Class A Common
Stock and each holder of Class B Common Stock is entitled to cast one vote per share of Class A Common Stock or
Class B Common Stock held on each matter that properly comes before the Annual

Meeting,

which may be given in
person or by proxy duly authorized in writing by mail, by telephone or by

Internet. Holders of shares of Class A
Common Stock and Class B Common Stock vote together as one class in all matters, except that matters that would
adversely affect the rights and preferences of only one class must be separately approved by the holders of the
adversely affected class.
Voting
If you hold shares of our Class A or Class B common stock in your own name as a holder of record, you may
instruct the proxies to vote your shares through any of the following methods:
By Telephone

or the Internet
: Common stockholders can vote their shares via telephone or the Internet as instructed in the proxy card.
By Mail
: A common stockholder may elect to vote by mail and should complete, sign and date the proxy card
and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card. For common stockholders
of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common
stockholders that hold their shares through an intermediary,

such as a broker, bank or other nominee, the

voting
instruction form submitted by mail must be mailed by the deadline imposed by your bank, broker or other agent for
your shares to be voted.
In Person
: Shares of common stock held in your name as the stockholder of record may be voted by you in
person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in
person at the Annual Meeting only if you obtain a “legal” proxy from the broker or other agent that holds your
shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.
Quorum
A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares entitled to
vote are present, in person or by proxy.

If you have returned valid voting instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person with your proxy, your shares will be
counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting
may be postponed or adjourned until a quorum has been obtained. Because there were 10,507,189 shares eligible to
vote at the Annual Meeting as of the Record Date, we will need at least 5,253,596 eligible shares present in person
or by proxy at the Annual Meeting for a quorum to exist.

Abstentions and “Broker Non-Votes”
A “broker non-vote” occurs when a broker,

bank or other nominee holding shares of common stock on your behalf votes the shares on some matters but not others because that holder does not have discretionary voting power
for that particular item and has not received instructions from the beneficial owner. Pursuant to Maryland law,
abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.
Brokerage firms may have the discretionary authority to vote their customers’

shares on certain routine matters
for which they do not receive voting instructions, including the ratification of the independent registered public
accounting firm. The other proposals included in this proxy statement are not considered “routine” matters, and
therefore brokers holding shares beneficially owned by their clients do not have the ability to cast votes, unless the
brokers have received instructions from the beneficial owners of the shares.

As a result, it is important that you
provide instructions to your broker so that your shares will be counted in those matters.
Vote

Required to Approve an Item of Business
Election of Class I Director (Proposal

1)
. The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is necessary for the election of directors. For purposes
of Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the
result of the vote.
Ratification of Appointment of BDO (Proposal

2)
. The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to ratify the appointment of BDO
as our independent registered public accounting firm for the year ending December 31, 2022. For purposes of the
vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
If you sign and return your proxy card without giving specific voting instructions,

your shares will be voted as
recommended by our Board.
Right to Revoke Proxy
You

have the right to revoke your proxy at any time before the Annual Meeting. If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively,

you may
use the Internet or the telephone to authorize a new proxy and revoke your old proxy, even if you previously

mailed
in a proxy card. The latest-dated, properly completed proxy that you submit, whether through the Internet, by
telephone or by mail, will count as your vote. Please note that if you submit a later proxy authorization by mail, your
reauthorization will not be effective unless it is received by our corporate secretary prior to the start of the Annual
Meeting. Attendance at the Annual Meeting will not by itself constitute revocation of a previously submitted,
properly completed proxy.

If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR
One director is nominated for election as a Class I director to serve until the 2025 Annual Meeting of
Stockholders and until his successor has been duly elected and qualified,

or until his earlier retirement, death or
resignation.

It is intended that the shares represented by each proxy for which no voting instructions have been
given will be voted for the nominee for director set forth below who is an incumbent director, or for any substitute
nominee designated by our Board of Directors in the event the nominee becomes unavailable for election.

The
principal occupation of, and certain other information regarding,

the Class I director nominee and our continuing
directors, as of April 14, 2022, is set forth below.

The business address of each nominee is Bimini Capital
Management,

Inc., 3305 Flamingo Dr., Vero

Beach, Florida 32963.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR
THE ELECTION OF CLASS I DIRECTOR NOMINEE.

CLASS I DIRECTOR NOMINEE – TERM EXPIRES IN 2025
FRANK E. JAUMOT
Director Since 2009
Age 65
Frank E. Jaumot has been the Director of Accounting and Auditing for the certified public accounting firm of
Ahearn, Jasco & Company,

P.A.

since 1991, and is a shareholder in that firm.

From 1979 to 1991, Mr. Jaumot was
associated with Deloitte & Touche

LLP.

Mr. Jaumot is a certified public accountant

in Florida and Ohio and is a
member of the American Institute of Certified Public Accountants and the Florida Institute of

Certified Public
Accountants. He served on the Board of Directors of MasTec,

Inc. from September 2004 to May 2016.

He served
on the Board of Directors of Vapor

Corp. from April 2014 to July 2015.

Mr. Jaumot is also on the Board of
Directors for Junior Achievement of South Florida, Inc., a not-for-profit entity. Mr.

Jaumot previously served on the
Board of Directors of PPOA Holding, Inc.
As an accountant with approximately 40 years of experience, Mr.

Jaumot provides our Board with significant
accounting, financial reporting and tax expertise. His experience enhances the Board’s ability to identify

and
evaluate accounting and tax issues. Mr.

Jaumot also has corporate governance experience from serving on other boards of publicly held companies.
CONTINUING CLASS II DIRECTOR – TERM EXPIRES IN 2023
ROBERT E. CAULEY,

CFA
Chairman and Chief Executive Officer
Director since August 2003
Age 63
Robert E Cauley has served as Chairman of the Board and Chief Executive Officer of the Company since 2008
and is one of the Company’s founders.

He served as Chief Financial Officer and Chief Investment Officer

of the
Company from 2003 to 2008. He has also served as Chairman, President and Chief Executive Officer of Orchid
Island Capital, Inc. ("Orchid") since its formation in August 2010.

Orchid invests in residential mortgage backed
securities, and it is externally managed and advised by a wholly-owned subsidiary of the Company.

Prior to co-
founding the Company,

he was Vice President, Portfolio Manager

at Federated Investment Management Company
in Pittsburgh, Pennsylvania, where, from 1996 until September

2003, he served as a lead portfolio manager,

co-
manager, or assistant portfolio manager

of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman

Brothers in the asset-backed structuring
group. From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at
Barclay’s Bank. Mr.

Cauley has invested in, researched, or structured almost every type of mortgage

-backed
security. Mr.

Cauley, who is a CFA

and a CPA,

received his MSIA in finance and economics from Carnegie

Mellon
University and his BA in accounting from California State University,

Fullerton. Mr. Cauley served in the United
States Marine Corps for four years.
Mr. Cauley brings to our Board in-depth

knowledge of investing in fixed income securities, particularly mortgage-backed securities. Nineteen years of his fixed

income investing experience has been within the context of
a REIT. Mr.

Cauley has experience in significant leadership positions within the Company,

including as the current
CEO and as the former CFO and CIO, which allows him to provide the Board with strategic insights. Mr. Cauley
also has an in-depth understanding of accounting issues, as well as experience in the mortgage-backed securities
field prior to joining the Company.

CONTINUING CLASS III DIRECTOR – TERM EXPIRES IN 202

4
ROBERT J. DWYER
Director since August 2007
Age 78
Robert J. Dwyer retired from Morgan Stanley

Dean Witter in 1999 as Executive Vice

President-National Sales
Director, having served in that role from

1990 until his retirement. Prior to that, Mr.

Dwyer was Director of Taxable
Fixed Income for Morgan Stanley Dean Witter.

He currently serves on the Board of Directors of the Bank of New
York

Optima Fund, and he has served as a member of the Board of Directors of MasTec,

Inc. since October 2004.

Mr. Dwyer has over 30 years of

experience in financial markets, capital markets, and mergers and acquisitions.

Mr.
Dwyer has numerous charitable and civic interests. He currently serves on the investment committee for the
Vincentian Order.

He also is Chairman of the Dwyer Family Foundation, which supports a number of health

and
social programs. He has previously served as Chairman of the Board of Trustees for Niagara University.
Mr. Dwyer provides our Board

with significant experience in investment banking and corporate finance matters.
Mr. Dwyer’s service

on the boards and investment committees of other entities also allows him to provide insight on
corporate governance matters and financing transactions.

CORPORATE GOVERNANCE
We believe that

we have implemented effective corporate governance

policies and observe good corporate
governance procedures and practices. We

have adopted a number of written policies, including corporate governance guidelines, a code of business conduct and ethics, a code of ethics for senior financial officers, a
whistleblower policy and charters for our Audit Committee, Compensation

Committee and Nominating and
Corporate Governance Committee. These written policies can be found on our website at
https://ir.

biminicapital.com
.
Board of Directors Composition
Our business and affairs are managed under the direction of our

Board of Directors. Members of our Board of
Directors are kept informed of our business through discussions with our chairman, CEO and other officers, by
reviewing materials provided to them, and participating in regular meetings of our Board of Directors and its
committees. The Board of Directors is currently comprised of three directors divided into three classes, with one
director representing each class. Terms

of the classes are staggered, with one class standing for election each year.

The Board is elected by our stockholders to oversee management of the Company in the long-term interests of all
stockholders.
Director Independence
Pursuant to Item 407(a)(1)(ii) of Regulation S-K of the Securities and Exchange

Commission, the Board is
required to affirmatively determine and disclose the independence of each director, and nominee for election as a
director, based on the director independence

standards of a national securities exchange or an inter-dealer quotation
system having certain director independence requirements notwithstanding that the Company is not currently listed
on any such exchange and the Company’s

securities are not currently quoted in any such inter-dealer quotation
system.

The Board has determined to use the definition of “independent director”

as set forth in the Marketplace
Rules of The Nasdaq Stock Market, LLC.

Based on such definition, the Board has affirmatively determined that the following directors are “independent” within the meaning of Rule 5605(a)(2)

of the Marketplace Rules and have no
relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent
judgment in carrying out the responsibilities of a director:
Robert J. Dwyer
Frank E. Jaumot
Notwithstanding the determination described above, the Board has determined that Mr. Jaumot is not
“independent” under the stricter definition of that term that is contained in

Rule 5605(c)(2) of the Marketplace Rules
and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934.

That stricter definition of “independent” is applied
for purposes of service on the Company’s

Audit Committee.

Services provided to the Company by Ahearn, Jasco &
Company, P.A.,

a CPA firm in which

Mr. Jaumot is a shareholder,

cause Mr. Jaumot to not be “independent” for
Audit Committee purposes.

In addition, the Board has determined that Robert E. Cauley is not “independent” for purposes of the Marketplace Rules because he is an officer and employee of the Company.
Board Meetings and Committees
The Board of Directors currently has three standing committees: the Audit Committee,

the Compensation
Committee and the Nominating and Corporate Governance Committee. The

charter of each Board committee is
available on the Corporate Governance section of our website at https://ir.

biminicapital.com

and will be made
available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital
Management,

Inc., 3305 Flamingo Drive, Vero

Beach, Florida 32963.
The following table reflects the composition of each of the Board of Director’s standing committees as of April
14, 2022 and the number of meetings held during the year ended

December 31, 2021.

Audit Compensation
Nominating and

Corporate Governance
Robert J. Dwyer

..................

Frank E. Jaumot

..................

_______________

Chair of Committee

Member of Committee
During the year ended December 31, 2021, our Board of Directors held 9 meetings.

During 2021, no incumbent
director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the
period for which such person was a director) and the total number of meetings held by all committees of the Board
on which such person served (during the periods that such person served).

Directors are expected to attend all
meetings of the Board, meetings of committees on which they serve, and annual meetings of stockholders. All of our
directors attended the 2021 annual meeting, and all of our directors are expected to attend the Annual Meeting this
year.
Audit Committee
Mr. Dwyer chairs our Audit Committee.

The Board of Directors has determined that Mr.

Dwyer qualifies as an
“audit committee financial expert,” as that term is defined by Item 407(d)(5)(ii)

of Regulation S-K. In addition, the
Board of Directors has determined that Mr.

Dwyer is financially literate and able to read and understand fundamental financial statements. The Board of Directors has also determined that Mr. Dwyer is independent

as
defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended

(the “Exchange Act”), the Marketplace
Rules of The Nasdaq Stock Market, LLC and our Corporate Governance

Guidelines. The Audit Committee assists
our Board of Directors in overseeing:
● our accounting and financial reporting processes;
● the integrity and audits of our financial statements;
● our compliance with legal and regulatory requirements;
●
the qualifications and independence of our independent registered public accounting firm; and
●
the performance of our independent registered public accounting firm and any internal auditors.
The Audit Committee is also responsible for engaging our independent registered public accounting firm,
reviewing with the independent registered public accounting firm the plans and results of the audit engagement,
approving professional services provided by the independent registered public accounting firm, reviewing the
independence of the independent registered public accounting firm, considering the range of audit and non-audit
fees and reviewing the adequacy of our internal accounting controls.

The Audit Committee’s purpose and
responsibilities are more fully set forth in the Audit Committee charter,

which is available in the Corporate
Governance section of our website at
https://ir.

biminicapital.com
.
Compensation Committee
Mr. Dwyer chairs our Compensation

Committee. The Compensation Committee exercises all powers delegated to it by the Board of Directors in connection with compensation matters, which include reviewing our overall
executive officer and director compensation structure,

policies and programs, making determinations as to
appropriate levels of executive officer compensation, administering the issuance of any equity awards and making
recommendations to the Board of Directors with respect to our incentive compensation plans and equity-based plans
and other compensation-related matters. The Compensation Committee’s purpose and responsibilities are more fully
set forth in the Compensation Committee charter,

which is available in the Corporate Governance section of our website at https://ir.biminicapital.com .

Nominating and Corporate Governance Committee
Ms. Dwyer chairs the Nominating and Corporate Governance Committee, which is responsible for seeking,
considering and recommending to our full Board of Directors qualified candidates for election as directors and
recommending a slate of nominees for election as directors at the Annual

Meeting. It also periodically prepares and
submits the committee’s selection

criteria for director nominees to our Board of Directors for adoption. It reviews and makes recommendations on matters involving the general operation of our Board of Directors and our corporate
governance, and annually recommends to our Board of Directors nominees for each committee of our Board of
Directors. In addition, the committee annually facilitates the assessment of our

Board of Directors’ performance as a
whole and of the individual directors and reports thereon to our Board of Directors.
Before each annual meeting of stockholders, the Nominating and

Corporate Governance Committee considers
the nomination of all directors whose terms expire at the next annual meeting of stockholders and also will consider
new candidates whenever there is a vacancy on the Board or whenever a vacancy is anticipated due to a change in
the size or composition of the Board, a retirement of a director or for any other reason. The Nominating and
Corporate Governance Committee identifies director candidates based on recommendations from directors,
stockholders, management and others. A stockholder who wishes to recommend a candidate for director of the
Company may write to Chair, Corporate

Governance and Nominating Committee of the Board of Directors, in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo

Drive, Vero

Beach, Florida 32963.
In evaluating candidates for members of the Board, the Corporate Governance and Nominating Committee has
not established specific minimum qualification standards, but rather takes into consideration such factors as it deems
appropriate.

These factors may include judgment, skill, diversity,

experience with businesses and other
organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board
members, and the extent to which the candidate would be a desirable addition to the Board and any committees of
the Board.

We do not have a formal

policy concerning diversity, but

the Corporate Governance and Nominating
Committee does consider certain types of diversity when nominating director candidates to the Board, including
differences of viewpoint, professional experience,

education, skill, other personal qualities and attributes, race, gender and national origin.

The nominee for the Board of Directors in this proxy statement was nominated by the
Corporate Governance and Nominating Committee.
The Nominating and Corporate Governance Committee’s

purpose and responsibilities are more fully set forth in
the Nominating and Corporate Governance Committee charter,

which is available in the Corporate Governance
section of our website at https://ir.

biminicapital.com.
Board of Directors Leadership Structure
The Board of Directors believes it should maintain flexibility to select the Chairman of the Board and the CEO
based on criteria and qualifications that the Board deems to be in the best interests of the Company.

At this time, the
positions of Chairman of the Board and CEO are combined. Robert E. Cauley holds these positions and leads our
Board of Directors meetings. The Board believes Mr.

Cauley’s extensive experience

and knowledge regarding the
Company’s business positions him

to provide the most effective and competent leadership of the Company and the
Board. As a founding officer of the Company,

Mr. Cauley has the familiarity and expertise to best

understand
opportunities and risks facing the Company,

and the Board believes that he is in the best position to lead both the
Company and the Board.
The Company’s lead independent

director is Robert J. Dwyer.

Mr. Dwyer is the chair of the Company’s
existing Board Committees, and in that capacity,

he is able to call meetings, set agendas and direct the attention of those Committees on a wide range of corporate matters.

Given the nature and scope of the Company’s

current
operations, the Company’s small management

team and the limited number of Company employees, the Board
believes that the Company’s current

leadership structure is appropriate.
Board Role in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being
conducted by the relevant Board committees. The Audit Committee oversees management of financial risks and
risks relating to potential conflicts of interest. The Compensation Committee is responsible for overseeing the

management of risks relating to compensation arrangements. The

Nominating and Corporate Governance
Committee manages risks associated with the size, composition and independence of the Board of Directors. These
committees provide reports periodically to the full Board of Directors. The oversight responsibility of the Board of
Directors and its committees is supported by management reporting processes that are designed to provide visibility
to the Board of Directors about the identification, assessment and management of critical risks. These areas of focus
include strategic, operational, financial and reporting, compensation,

cybersecurity and information technology,
legal and compliance and other risks. The management reporting process includes regular reports from the CEO,
which are provided with input from the senior management team.
The full Board reviews the Company’s

cybersecurity risk. The Board considers the Company's cybersecurity posture and risk exposure with management taking into consideration our operations and the types of data retained
on our systems as part of its periodic review of the Company’s risk management. Our primary business involves
investments in Agency MBS, which are securities backed primarily by single-family residential mortgage loans.

We
do not receive personal information on individual mortgage borrowers.

The Board will review the Company’s
cybersecurity program and risk exposure with management on at least an annual basis and will receive reports from
management on these matters from time to time. The Board may also conduct additional cybersecurity reviews or
receive additional updates or reports as it deems necessary.
Policy Prohibiting Pledging and Hedging
The Company has not adopted policies regarding the ability of employees, officers or directors or their
designees to purchase financial instruments or otherwise engage in transactions that hedge or offset any decrease in
the market value of the Company’s

securities that may be granted to them as part of their compensation or that are otherwise held directly or indirectly by them.
Cybersecurity
Our Management and Board of Directors place a high priority on maintaining security over our financial
information that can be accessed via the Internet. Our information technology team attempts to maintain a state-of-
the-art cyber security system and stay up to date on the latest threats and counter measures available. Management
has had the information technology team make formal presentations to our Board of Directors from time to time so
to keep the Board apprised of the level of cyber security that exists to protect our financial information and the latest
threats that have emerged. Our information technology team attends continuing education seminars provided by
leading security and software providers in the industry and receives timely alerts to any new viruses or cyber threats
as they occur. We

are not aware of any material security breach to date.

Accordingly, we have

not incurred any
expenses over the last three years on information security breaches.
COMPENSATION COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee was at any time during 2021 an officer or employee of ours or any
of our affiliates, nor is any member a former officer

of ours or any of our affiliates. In addition, no executive officer of the Company currently serves as a director or member of the Compensation

Committee of any entity that has one
or more executive officers serving as one of our directors.

COMPENSATION OF

DIRECTORS
2021 Compensation
Directors who are not also employees of the Company are paid compensation in exchange for their service as a
director.

Director compensation is reviewed periodically by the Board to ensure such compensation is reasonable
and appropriate. Directors who are also employees of the Company are not separately compensated for their service
as directors.
Our non-employee director compensation for 2021 consisted of annual cash retainers as set forth in the table
below.
Annual cash retainer

$ 160,000
Audit

Committee Chair
$ 5,000
Corporate Governance and Nominating Committee Chair $ 5,000
Compensation Committee Chair $ 5,000
Additionally, each independent

director receives reimbursement for travel and hotel expenses associated with attending such Board and committee meetings, as well as for his or her attendance at other meetings or events
related to the Company.

Non-employee directors may also be reimbursed for out-of-pocket expenses incurred in
attending conferences or educational seminars that relate to their Board services.

These retainer fees are paid
quarterly.
The following table sets forth the compensation paid to non-employee directors during 2021:
Director Compensation*
Fees Earned or
Name Paid in Cash Stock Awards Total
Robert J. Dwyer $ 175,000 $ - $ 175,000
Frank E. Jaumot 160,000 - 160,000

_______________

*

Columns for “Option Awards,” Non-Equity Incentive Plan Compensation,” “Changes in Pension Value

and Nonqualified
Compensation Earnings” and “All Other Compensation” have been omitted because they were not applicable.

PROPOSAL 2: TO RATIFY

THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has selected the accounting firm of BDO USA, LLP to serve as our independent
registered public accounting firm for the year ending December 31, 2022,

subject to ratification of this appointment
by our stockholders. Action by stockholders is not required by law in the appointment of an independent registered
public accounting firm, but this appointment is submitted by the Board of Directors in order to give the stockholders
a voice in the designation of auditors. If the appointment is not ratified by the stockholders, the Board of Directors
will reconsider its choice of BDO as our independent registered public accounting firm. BDO has advised us that
neither it nor any member thereof has any financial interest, direct or indirect,

in the Company in any capacity. BDO
has served as our independent registered public accounting firm since

April 17, 2008 and audited our consolidated
financial statements for the years ended December 31, 2008 through

2021.
The Company anticipates that a representative of BDO will be present at the Annual Meeting, will be given the
opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
THE BOARD RECOMMENDS A VOTE FOR
THE RATIFICATION

OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PRE-APPROVAL

POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE
Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and
permissible non-audit services provided by our independent registered public accounting firm, except for any de
minimis non-audit services. All of the fees reflected below were approved by our Audit Committee.
FEE DISCLOSURE
The following table lists the fees for services rendered by BDO, our independent registered public accounting
firm for the years ended December 31, 2021 and 2020:
Fee Category 2021 2020
Audit Fees $ 305,000 $ 295,000
Audit-Related Fees - -
Tax Fees - -
All Other Fees - -
Total Fees $ 305,000 $ 295,000
Audit Fees
“Audit Fees” relate to fees and expenses billed by BDO for the annual audit, including the audit of our financial
statements, review of our quarterly financial statements and for comfort letters and consents related to stock
issuances and other corporate transactions.
Audit-Related Fees
“Audit-Related Fees” consist of fees and expenses for assurance and related services that are reasonably related
to the performance of the audit or review of our financial statements that are not

“Audit Fees.”
Tax Fees
“Tax Fees” consist of fees

and related expenses billed for professional services for tax compliance, tax advice
and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and
structuring.
All Other Fees
“All Other Fees” consist of fees and expenses for products and services that are not

“Audit Fees,” “Audit-
Related Fees” or “Tax Fees.”

AUDIT COMMITTEE REPORT
The Audit Committee reports to and acts on behalf of our Board of Directors by providing oversight of our
financial management, independent auditor and financial reporting controls and accounting policies and procedures.
Our management is responsible for preparing our financial statements and systems of internal control, and the
independent auditor is responsible for auditing those financial statements and expressing its opinion as to whether
the financial statements present fairly,

in all material respects, our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and internal controls over financial reporting. The
Audit Committee is responsible for overseeing the conduct of these activities by our management and the
independent auditor.
In this context, the Audit Committee has:
●
Met and held discussions with management and the independent auditor.

Management represented to the
Audit Committee that our financial statements as of and for the year ended

December 31, 2021 were
prepared in accordance with generally accepted accounting principles,

and the Audit Committee has
reviewed and discussed the quality,

not just the acceptability, of

the accounting principles, the
reasonableness of significant judgments and the clarity of disclosures included in our financial statements
with management and the independent auditor.
●
Discussed with the independent auditor matters required to be discussed by the applicable auditing
standards of the Public Company Accounting Oversight Board as periodically amended (including
significant accounting policies, alternative accounting treatments and estimates, judgments and
uncertainties) and the SEC.
●
Received the written disclosures and the letter from the independent auditor required by the applicable
requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s
communications with the Audit Committee concerning independence,

and the Audit Committee and the
independent auditor have discussed the auditor’s independence from the Company and our management,
including the matters in those written disclosures.
●
Discussed with our independent auditors, with and without management present,

their evaluations of our
internal accounting

controls and the overall quality of our financial reporting.
The members of the Audit Committee are not currently professionally engaged in the practice of auditing or
accounting and as such, cannot be considered experts in the field of auditing or accounting,

including with respect to
auditor independence. Members of the Audit Committee rely,

without independent verification, on the information
provided to them and on the representations made by management and BDO. Accordingly,

the Audit Committee’s
oversight does not provide an independent basis to determine that management has maintained appropriate
accounting and financial reporting principles or appropriate internal controls over financial reporting and procedures
designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our
considerations and discussions referred to above do not assure that (i) the audit of our financial statements has been
carried out in accordance with generally accepted auditing standards,

(ii) our financial statements are presented in
accordance with generally accepted accounting principles or (iii) BDO is, in fact,

“independent.”
Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that
our audited financial statements be included in our 2021 Annual Report for filing with the SEC.
By the Audit Committee:
Robert J. Dwyer, Chair

EXECUTIVE OFFICERS
Our executive officers are appointed by the Board of Directors and they serve at the Board’s discretion.

None
of our executive officers or directors are related. The following sets forth certain information with respect to our
named executive officers:
Name Age Position
Robert E. Cauley ..................

63 Chief Executive Officer and Chairman of the Board
George H. Haas, IV ..............

45 President, Chief Financial Officer and Chief Investment Officer
Biographical information on Mr.

Cauley is provided above.
GEORGE H. HAAS, IV
Age 45
George H. Haas, IV has been the President, Chief Investment Officer and Chief Financial Officer of the Company
since April 2008. He has served as a director and as the Chief Financial Officer and Chief Investment Officer of
Orchid Island Capital since August 2010.

Prior to assuming his current roles with the Company,

Mr. Haas was the
Company’s Senior Vice

President and Head of Research and Trading. Mr.

Haas joined the Company in May 2004 as
Vice President and Head

of Mortgage Research. He has over 21 years of experience in this industry and has managed trading operations for the portfolio since his arrival in May 2004. Mr.

Haas has approximately 14 years of
experience as a member of senior management of a public REIT.

Prior to joining the Company,

Mr. Haas worked in
the mortgage industry at both National City Mortgage and Homeside Lending,

Inc. Prior to December 2001, Mr.
Haas attended Oklahoma State University,

where he received his MS in Economics.

COMPENSATION DISCUSSION

AND ANALYSIS
Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for
the executive officers named in this proxy statement and our executive officers generally.
Overview of Compensation Program and Philosophy
As discussed herein under the caption “Compensation Committee,” the

Compensation Committee of the Board
of Directors is responsible for reviewing and establishing or recommending to the Board of Directors the
compensation and benefits of the Company’s

executive officers, administering the Company’s

incentive
compensation plans and establishing and reviewing general policies relating to compensation and benefits.

At the
beginning of each year, the Compensation

Committee sets general performance goals and objectives for the named executive officers.

Through-out the year, the Compensation Committee

monitors the overall performance of the
Company and the success of the executive officers in achieving the designated goals.

At the end of the year, based
on the overall performance of the Company,

the extent to which it has achieved the designated goals, and information and recommendations provided by the executive officers,

the Compensation Committee’s evaluation

of
executive compensation and benefit information related to companies that are believed to be similar to the
Company, the Compensation

Committee makes a determination with respect to the executive officer salaries and
bonuses. The Compensation Committee has not retained compensation consultants in determining the amount or
form of executive officer and director compensation.
2021 Executive Compensation Goals
For 2021, the Compensation Committee set the following general corporate goals to measure executive officer
performance: (i) completion of additional public offerings

by Orchid or the Company, (ii) improvement

in net
income, (iii) improvement in book value, (iv) improvement in market price per share (which may be measured
against the results of other entities in the Company’s

peer group, (v) development of alternative means to increase assets under management and thereby improve profitability of the

Company and Bimini Advisors and (vi) taking
steps to enhance the Company’s utilization

of its tax operating losses.
2022 Executive Compensation Goals
For 2022, the Compensation Committee adopted the following performance goals : (i) completion of additional
public offerings by Orchid or the Company,

(ii) improvement in net income, (iii) improvement in book value, (iv)
improvement in market price per share (which may be measured against the results of other entities in the
Company’s peer group), (v) development

of alternative means to increase assets under management and thereby improve profitability of the Company and Bimini Advisors, (vi) effective management of expenses in proportion to
revenue growth and expansion of operations that are achieved during the year and (vi) taking steps to enhance the
Company’s utilization

of its tax net operating losses.

COMPENSATION COMMITTEE

REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and
Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions,
the Compensation Committee recommended to the Board that the Compensation

Discussion and Analysis be
included in this proxy statement.
By the Compensation Committee:
Robert J. Dwyer, Chair

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the information required by Item 402 of

Regulation S-K promulgated by the SEC.
The amounts shown represent the compensation paid to the named executive officers as consideration for services
rendered to the Company.

The table below also includes compensation awarded or paid during the Company’s last
two fiscal years to Mr. Cauley and

Mr. Haas by Orchid. Mr.

Cauley and Mr. Haas serve

as executive officers of
Orchid.
Summary Compensation Table*
Stock All Other
Name Year Salary Bonus
Awards
(1)
Compensation
(6)
Total
Robert E. Cauley 2021 $ 1,062,249 $

1,435,000
(2)
$

512,074
(4)
$ 28,722 $ 3,038,045
Chief Executive Officer 2020 1,031,310

693,000
(3)

737,788
(5)
28,500 2,490,598
George H. Haas, IV 2021 $ 809,503 $

1,165,000
(2)
$

390,234
(4)
$ 19,039 $ 2,383,776
President and Chief Financial Officer 2020 785,925

567,000
(3)

562,242
(5)
18,839 1,934,006

_______________

*

Columns for “Option Awards,” “Non-Equity Incentive Plan Compensation” and “Changes in Pension Value

and
Nonqualified Compensation Earnings” have been omitted because they were not applicable in either the last two fiscal years.
(1)

Amounts reported in this column for 2021 and 2022 represent the grant date fair value of stock awards granted in 2022 and
2021 for performance obtained as of December 31, 2021 and 2020, computed in accordance with FASB ASC Topic

718.
(2)

In January 2022, the Compensation Committee awarded bonuses in respect of 2021 service to the Company in the amounts of $1,435,000 and $1,165,000 to Messrs. Cauley and Haas, respectively. These amounts were paid in January 2022.
(3)

In January 2021, the Compensation Committee awarded bonuses in respect of 2020 service to the Company in the amounts of $693,000 and $567,000 to Messrs. Cauley and Haas, respectively. These amounts were paid in January 2021.
(4)

In March 2022, the Compensation Committee of Orchid awarded Messrs. Cauley and Haas performance units and immediately vested common stock in respect of 2021 service to or for the benefit of Orchid with a grant date fair value of
$512.074 and $390.234, respectively.
(5)

In March 2021, the Compensation Committee of Orchid awarded Messrs. Cauley and Haas performance units and immediately vested common stock in respect of 2020 service to or for the benefit of Orchid with a grant date fair value of
$737,788 and $562,242, respectively.
(6)

Amounts in this column consist of payments made with respect to reimbursement of certain life, health, disability, accidental death and dental insurance premiums (exclusive of any tax gross-up payments) in excess of the percentage of such premiums paid by the Company for salaried employees generally, and matching contributions under the Company’s 401(k)
savings plan.
Outstanding Equity Awards

for Fiscal Year

-Ended December 31, 2021
There were no unexercised stock options or unvested equity awards of any kind issued by the Company and
held by executive officers as of December 31, 2021

.
Pension Benefits
We do not

sponsor any qualified or non-qualified defined benefit pension plans.
Non-qualified Deferred Compensation
We do not

have any non-qualified deferred compensation plans.

Potential Payments Upon Termination or Change in Control

Mr. Cauley and Mr.

Haas entered into severance agreements with the Company on December 18,

2008.

Those
agreements were replaced by agreements entered into on June 30, 2009.

Mr. Cauley’s

agreement and Mr. Haas’
agreement contain substantially the same terms and conditions.

The current term of each existing agreement expires
June 30, 2024, but is automatically extended by additional twelve month periods each July 1 unless the Company
provides written notice otherwise at least 90 days prior to the renewal date or in the event of a change of control
during the term of the agreement.

The qualitative and quantitative information below reflects the amount of compensation payable to Mr. Cauley
and Mr. Haas under their respective agreements

with the Company in the event of termination of such executive’s employment under several different circumstances.

Amounts disclosed assume that such termination is effective as of December 31, 2021, and thus include amounts earned through such time and are estimates of the amounts that
would have been payable to the executives had their employment terminated effective December 31, 2021.

The
actual amounts, if any,

to be paid out under the executive’s respective agreement

can only be determined at the time
of such executive’s separation from

the Company.

Upon expiration of these agreements, the termination payment provisions contained in the agreements, as described below,

will automatically terminate and will have no further
force or effect.
Potential Payments and Benefits upon Termination

without Cause or for Good Reason
Under the agreements, an executive shall be entitled to receive termination benefits if during the term of the
agreement (i) the Company terminates executive’s

employment with the Company without Cause, (ii) executive
resigns from the employment of the Company and executive has good reason to resign from the Company,

(iii) the
executive dies or becomes disabled, or (iv) because of a change of control of the Company.

No amounts will be
payable under this Agreement unless Executive’s

employment with the Company is terminated as described in the preceding sentence.

If executive’s employment is terminated in

accordance with the above, the executive will be
entitled to receive the following payments and benefits from the Company,

subject to the terms and conditions of the
severance agreements:
•

Payment of any accrued but unpaid salary from the Company through the date that employment terminates;
•

Payment of any bonus that has been approved by the Compensation Committee of the Board but which
remains unpaid as of termination of employment;
•

Reimbursement for any expenses that the executive incurred on behalf of the Company prior to termination
of employment to the extent that such expenses are reimbursable under the Company’s standard
reimbursement policies;
•

Payment for the cost of continued health plan coverage for the executive and his qualified beneficiaries
through the term of the agreement;
•

Payment for any benefits or payments that the executive is entitled to receive under any employee benefit
plans or other arrangements or agreements that cover executive;
•

Nonvested phantom shares or restricted stock, stock options and other stock-based awards will become
automatically vested on the date of the executive’s

termination of employment;
•

Indemnification if certain liabilities are incurred by the executive pursuant to Internal Revenue Code
Section 4999; and
•

A severance benefit equal to the amount described in either (i) or (ii) below,

as applicable:
(i)

If the Company terminates the executive’s

employment without Cause within six months before or
after a change of control or the executive resigns from the Company within six months after a change
of control with Good Reason, the executive will receive a severance benefit equal to three times his
“current cash compensation,” which shall be equal to one year of the executive’s annual base salary
from the Company as in effect on the date the executive’s

employment terminates and the average of
the annual cash bonuses, excluding extraordinary bonuses, paid to the executive for the Company’s
two fiscal years ending before the date the executive’s

employment with the Company terminates; or
(ii)

If the Company terminates the executive’s

employment without cause or the executive resigns from the
Company with Good Reason, in each case not in connection with a change in control, or if the
executive dies or becomes disabled, the severance benefit payable is equal to the executive’s current

cash compensation multiplied by the quotient of (a) the number of days remaining in the term of the
agreement and (b) 365.
The following table presents the potential post-employment payments our named executive officers would be
entitled to under their severance agreements and assumes that the triggering event took place on December 31, 2021.
Termination by Company Without
Cause of By Employee
for Good Reason
Not in
In Connection Connection
Benefits and with a Change with a Change Death or
Name Payments Upon Termination in Control in Control Disability
Robert E. Cauley Severance Benefit $ 6,378,748 $ 5,312,711 $ 5,312,711
Continuation of Health Insurance 89,990 89,990 89,990
Totals $ 6,468,738 $ 5,402,701 $ 5,402,701
George H. Haas, IV Severance Benefit $ 5,026,508 $ 4,186,462 $ 4,186,462
Continuation of Health Insurance 52,591 52,591 52,591
Totals $ 5,079,099 $ 4,239,053 $ 4,239,053

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN

BENEFICIAL OWNERS
The following table sets forth certain information as of April 14, 2022 relating to the beneficial ownership of
our common stock by (i) all persons that we know beneficially own more than

5% of our outstanding common
stock, (ii) each of our named executive officers and directors, and

(iii) all of our executive officers and directors as a
group. In accordance with SEC rules, beneficial ownership includes:
● all shares the investor actually owns beneficially or of record;
●
all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a
general partner of an investment fund); and
●
all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are
currently vested or which are scheduled to vest within 60 days after April

14, 2022).
Knowledge of the beneficial ownership of our common stock is drawn solely from statements filed with the
SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as otherwise indicated, to our knowledge, each
stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the
stockholder.
Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and
investment power. Except

as indicated in the table below, the business address

of the stockholders listed below is the
address of our principal executive office, 3305 Flamingo

Drive, Vero

Beach, Florida 32963.
Amount and
Nature of Percent
Beneficial of
Title of Class Name of Beneficial Owner Ownership Class
Class A Common Stock
Directors and Named Executive Officers:
Robert J. Dwyer 1,211,723 11.5%
Robert E. Cauley 1,208,991 11.5%
George H. Haas, IV 1,124,998 10.7%
Frank E. Jaumot 605,290 5.8%
All Directors and Executive Officers as a Group 4,151,002 39.5%
Class B Common Stock
Directors and Named Executive Officers:
Robert E. Cauley 11,178 35.0%
All Directors and Executive Officers as a Group 11,178 35.0%

DELINQUENT SECTION 16(a) REPORTS
Our directors and executive officers are required to file reports of initial ownership and changes in ownership of
our securities with the SEC. To

our knowledge, based solely on a review of copies of such reports filed with the
SEC and written representations that no other reports were required,

we believe that all such filing requirements
were timely met.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted

a Code of Business Conduct and Ethics that is applicable to all of our officers,

directors and
employees, if any.

We have also adopted

a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer,

principal financial officer, principal accounting

officer or controller, or persons
performing similar functions. Our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial
Officers may be accessed from the Corporate Governance

section of our website at
https://ir.

biminicapital.com

and
will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini
Capital Management, Inc., 3305 Flamingo Drive, Vero

Beach, Florida 32963. We

intend to disclose any waivers
from, or amendments to, our Code of Business Conduct and Ethics and our

Code of Ethics for Senior Financial
Officers required to be disclosed by applicable law or stock exchange listing standards by posting a description of
such waiver or amendment on our website at
https://ir.

biminicapital.com
.

CERTAIN

RELATIONSHIPS

AND RELATED TRANSACTIONS
Management Agreement
Orchid Island Capital, Inc. (“Orchid”) is externally managed and advised by our wholly owned subsidiary,
Bimini Advisors, LLC (“Bimini Advisors”), pursuant to the terms of a management agreement.

Bimini Advisors is
responsible for administering Orchid’s

business activities and day-to-day operations, subject to the supervision and oversight of Orchid’s Board of Directors.

Orchid pays Bimini Advisors a monthly management fee, payable in arrears, and began reimbursing Bimini Advisors for certain expenses commencing with the calendar quarter
beginning July 1, 2014. Bimini Advisors earns a management fee regardless of the performance of Orchid’s
investments.
Under the current management agreement, Orchid paid Bimini Advisors aggregate management fees of
$8,156,000 for the year ended December 31, 2021 and $5,280,000 for the year ended December 31, 2020.

In
addition, during the years ended December 31, 2021 and 2021, Orchid reimbursed Bimini Advisors $1,632,000 and
$1,514,000, respectively,

which represents an allocation of overhead expenses, including $631,000 and $613,000,
respectively, for its allocable

share of the Chief Financial Officer’s salary.

The term of the management agreement
is automatically renewed on February 20 of each year for an additional one-year term unless terminated by either
party. Should Orchid

terminate the management agreement without cause, it will be obligated to pay to

Bimini
Advisors a termination fee equal to three times the average annual management fee, as defined in the management
agreement, before or on the last day of the existing renewal term.

We own shares of

Orchid, and Mr. Cauley and Mr.

Haas are each a director, executive officer

and shareholder
of Orchid.

As of the date hereof, Mr. Dwyer and Mr.

Jaumot also own shares of Orchid.
Other
Mr. Jaumot is the Director of Accounting

and Auditing and a shareholder of the certified public accounting firm
Ahearn, Jasco & Company,

P.A.

Ahearn, Jasco & Company,

P.A.

has provided tax, accounting, and SEC consulting
services to the Company since its founding in 2003 and is expected to continue providing such services in the future.

Mr. Jaumot has been directly

involved with services provided by Ahearn, Jasco & Company,

P.A.

to the Company.

During fiscal years 2021 and 2020,

the Company paid Ahearn, Jasco & Company,

P.A.

approximately $68,000 and
$78,000, respectively,

and from January 1, 2022 through April 14, 2022, the Company has been billed approximately $20,000 for services performed in 2022.

The Audit Committee has reviewed the engagement of
Ahearn, Jasco & Company,

P.A.

and Mr. Jaumot’s

position on the Board of Directors, and determined that the
engagement of Ahearn, Jasco & Company,

P.A.

is in the best interests of the Company.

The Audit Committee will
annually review this engagement.
Indemnification Agreements
We have entered

into indemnification agreements with each of our directors and executive officers.

The
indemnification agreements require, among other things,

that we indemnify our directors and certain officers to the
fullest extent permitted by law and advance to our directors and certain officers all related expenses, subject to
reimbursement if it is subsequently determined that indemnification is not permitted.
Related Person Transaction

Policies
Pursuant to its committee charter, the Audit

Committee of the Board of Directors is responsible for reviewing and approving related person transactions.

Related person transactions include those transactions required to be
disclosed by Item 404 of Regulation S-K under the Securities Exchange

Act of 1934, as amended.

As the Company
is currently a “smaller reporting company” within the meaning of Regulation

S-K, Item 404 requires disclosure of
any transaction, since the beginning of the Company’s

fiscal year immediately preceding the Company’s

last fiscal
year, or any currently proposed transaction,

in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end

for
the last two completed fiscal years, and in which a related person had or will have a direct or indirect material
interest.

The term “related person” is defined in Item 404 and includes the Company’s directors, nominees for
director, executive officers

and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of the Company’s voting stock and each such person’s

immediate
family members, where applicable.
In fulfilling its responsibility,

the Audit Committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions.

The Audit Committee will take into account such factors as it deems necessary or appropriate in deciding whether to
approve, ratify or disapprove any related person transaction, including any one or more of the following:
•

The terms of the transaction;
•

The benefits to the Company of the transaction;
•

The availability of other sources for comparable products or services;
•

The terms available to unrelated third parties or to employees generally;

and
•

The impact on a director’s independence in the event

that such director is a party to the transaction or such
director, an immediate family member

of such director, or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.
No director may participate in any consideration or approval of a related person transaction with respect to
which such director or any of such director’s immediate family members is the related person or has a direct or
indirect material interest.

Related person transactions will only be approved if they are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders.
The Company solicits information from each of the Company’s

directors and executive officers to identify
related person transactions.

If a related person transaction that has not been previously approved or previously ratified is identified, the Audit Committee will promptly consider all of the relevant facts.

If the transaction is
ongoing, the Audit Committee may ratify or request the rescission, amendment or termination of the related person
transaction.

If the transaction has been completed, the Audit Committee may seek to rescind the transaction where
appropriate and may recommend that the Board or the Company take appropriate disciplinary action where
warranted.

In addition, the Audit Committee will generally review any ongoing related person transactions on an
annual basis to determine whether to continue, modify or terminate such related person transactions.

STOCKHOLDER COMMUNICATIONS
Stockholders and other interested parties may communicate with any director,

including the Chairman of the
Board and the chairman of any committee of the Board or with the non-management directors as a group, by
sending a letter to the attention of the appropriate person or persons (which may be marked as confidential)
addressed in care of our corporate secretary at Bimini Capital Management,

Inc., 3305 Flamingo Drive, Vero

Beach,
Florida 32963. All communications received by our corporate secretary will be forwarded to the intended
recipient(s). Any such communications may be made anonymously.
Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of
the Chair of the Audit Committee and handled in accordance with procedures approved by the Board of Directors
with respect to such matters. A copy of such procedures for the submission and handling of complaints or concerns
regarding accounting, internal accounting controls or auditing matters is included in our Code of Business Conduct
and Ethics, which is published in the Corporate Governance section of our website at
https://ir.

biminicapital.com
.
PROPOSALS OF STOCKHOLDERS
Any stockholder intending to present a proposal at our 2023 annual meeting of stockholders and have the
proposal included in the proxy statement for such meeting must, in addition to complying with the applicable laws
and regulations governing submissions of such proposals, submit the proposal in writing to us no later than
December 22, 2022. To

be included in the proxy statement for the 2023 annual meeting, the proposal must comply with the requirements as to form and substance established by the SEC and our bylaws, and must be a proper subject
for stockholder action under Maryland law.
Pursuant to our current bylaws, any stockholder intending to nominate a director or present a proposal at an
annual meeting of our stockholders without seeking to have such a nomination or proposal included in the proxy
statement for such annual meeting, must notify us in writing not less than 120 days nor more than 150 days prior to
the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly,

any
stockholder who intends to submit such a nomination or proposal at our

2023 annual meeting of stockholders must
notify us in writing of such proposal by December 22, 2022, but in no event earlier than November 22, 2022.
In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to
include on our proxy card all nominees for director for whom we have received notice under the rule, which must be
received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such
director nominee to be included on our proxy card for next year’s annual meeting, our corporate secretary must
receive notice under SEC Rule 14a-19 no later than April 15, 2023. Please note that the notice requirement under
SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our
bylaws described above.
Any such nomination or proposal should be sent to Bimini Capital Management,

Inc., 3305 Flamingo Drive,
Vero

Beach, Florida, 32963, Attn: Secretary,

and, to the extent applicable, must include the information required by our bylaws and otherwise comply with the requirements established by our bylaws.
“HOUSEHOLDING” OF PROXY STATEMENT

AND ANNUAL REPORT
The SEC rules allow for the delivery of a single copy of the Notice of Annual Meeting of Stockholders or set of
proxy materials to any household at which two or more stockholders reside,

if it is believed the stockholders are
members of the same family.

This delivery method, known as “householding,” will save us printing and mailing
costs. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or
through implied consent, if a stockholder does not request continuation of duplicate mailings. Brokers, dealers,
banks or other nominees or fiduciaries that hold shares of our common stock in “street” name for beneficial owners
of our common stock and that distribute proxy materials and the Notice of Annual

Meeting of Stockholders they
receive to beneficial owners may be householding. Depending upon the practices of your broker, bank or other
nominee or fiduciary,

you may need to contact them directly to discontinue duplicate mailings to your household.

If
you wish to revoke your consent to householding, you must contact your broker, bank or other nominee or fiduciary.

If you hold shares of our common stock in your own name as a holder of record, householding will not apply to
your shares. Also, if you own shares of our common stock in more than one account, such as individually and also
jointly with your spouse, you may receive more than one set of our proxy statements and annual reports to
stockholders. To assist us in saving

money and to provide you with better stockholder services, we encourage registered holders of our stock to have all of your accounts registered in the same name and address. You

may do
this, or request separate copies in the future, by contacting our transfer agent, Broadridge Corporate Issuer Solutions,
Inc.,

by telephone at (877)

830-5402 or in writing at P.O.

Box 1342, Brentwood, New York

11717.
If you wish to request extra copies free of charge of any annual report to stockholders or proxy statement, please
send your request to Bimini Capital Management, Inc., 3305 Flamingo Drive,

Vero

Beach, Florida 32963, Attn:
Secretary, or contact

our Secretary via telephone at (772) 231-1400.
You

can also refer to our website at
https://ir.

biminicapital.com
. Information at, or connected to, our website is
not and should not be considered part of this proxy statement.
2021 ANNUAL REPORT
Our 2021 Annual Report is being mailed to stockholders concurrently with this proxy statement. The 2021
Annual Report, however, is not part of

the proxy solicitation material. A copy of our 2021 Annual Report as filed with the SEC, which includes our consolidated financial statements for the year ended December 31, 2021, is
available on our website at
https://ir.

biminicapital.com
. You

may obtain additional copies of our 2021 Annual
Report free of charge by directing your request in writing to our corporate secretary at Bimini Capital Management,
Inc., 3305 Flamingo Drive,

Vero

Beach, Florida 32963.
OTHER MATTERS
So far as is known, no matters other than those described herein are expected to come before the Annual
Meeting. It is intended, however, that the proxies

solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the person or
persons voting such proxies unless the stockholder has indicated on the proxy card that the shares represented
thereby are not to be voted on such other matters.
ADJOURNMENTS
Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any
adjournment may be made from time to time by approval of the holders of a majority of the shares present in person
or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an
announcement made at the Annual Meeting. If the Annual Meeting is adjourned or postponed for any reason, all
proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted
at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked
or withdrawn). The Company does not currently intend to seek an adjournment of the Annual Meeting.
Vero

Beach, Florida
April 21, 2022

BIMINI CAPITAL MANAGEMENT, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Bimini Capital Management, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D81121-P73279 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BIMINI CAPITAL MANAGEMENT, INC.

The Board of Directors recommends you vote FOR the following:

Nominee:

	For	Against	Abstain
1a. Frank E. Jaumot	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D81122-P73279

BIMINI CAPITAL MANAGEMENT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
June 14, 2022

The stockholder(s) hereby appoint(s) each of Robert E. Cauley and George H. Haas, IV as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bimini Capital Management, Inc. that the stockholder(s) is/are entitled to vote at the 2022 Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time, on June 14, 2022, at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 LISTED ON THE REVERSE SIDE.

Continued and to be signed on reverse side